UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2016 (June 2, 2016)

HERTZ GLOBAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-33139 (Commission File Number)	20-3530539 (I.R.S. Employer Identification Number)
8501 Williams Road
Estero, Florida 33928
(Address of principal executive
offices, including zip code)

(239) 301-7000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the spin-off (the “Spin-Off”) by Hertz Global Holdings, Inc. (“Hertz Holdings” and, from and after the Spin-Off, Herc Holdings Inc., or “Herc Holdings”) to its stockholders of all of the issued and outstanding shares of common stock of Hertz Rental Car Holding Company, Inc. (“New Hertz”), as described in the Registration Statement on Form 10 of New Hertz, dated May 27, 2016. Hertz Holdings is filing this Current Report on Form 8-K to present the pro forma financial statements that show the effects of the Spin-Off on the consolidated financial statements of New Hertz, which will operate Hertz Holdings’ global car rental business following the Spin-Off. For accounting purposes, due to the relative significance of New Hertz to Hertz Holdings, New Hertz will be considered the spinnor or divesting entity and Herc Holdings will be considered the spinnee or divested entity.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following Exhibit is filed herewith as part of this report:

Exhibit	Description

99.1	Pro Forma Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer
Date:  June 2, 2016